                                                      Deutsche Asset Management


Morgan Grenfell Investment Trust
Investment Class and Institutional Class
Core Global Fixed Income, Global Fixed Income and International Fixed Income

Supplement dated as of December 18, 2000 (Replacing Supplement dated July 31,
2000) to Prospectuses dated February 28, 2000

The following supplements the prospectuses for Core Global Fixed Income:

Core Global Fixed Income liquidated all of its assets and was terminated effective April 4, 2000.

The following replaces the "Goal" section and the first sentence of the "Objective" section in the prospectuses for Global Fixed Income and International Fixed Income:

The Fund seeks total return, including opportunities for growth of capital consistent with reasonable investment risk and current income.

The following replaces the second paragraph of the "Investment Policies and Strategies" section in the prospectus for Global Fixed Income

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in Japan and the United Kingdom. The Fund may invest up to 60% of its total assets in the securities of issuers located in the United States. The Fund may also invest up to 15% of its total assets in fixed income securities rated below investment grade, including the securities of issuers in emerging securities markets.

The following replaces the last two sentences of the first paragraph of the "Strategy" section of the prospectus for Global Fixed Income

The portfolio management team analyzes macro-economic factors such as inflation, interest rates, monetary and fiscal policies, taxation and political climate. Fundamental analysis enables the team to focus on individual security selection.

The following replaces the second sentence of the first paragraph of the "Principal Investments" section of the prospectus for Global Fixed Income

The Fund's fixed income securities include government securities, corporate fixed income securities, bonds, notes (including structured notes), mortgage-related securities, asset-backed securities, convertible securities, preferred stocks and taxable municipal and municipal securities, securities of supranational organizations and obligations to repay borrowed money within a certain time with or without interest.



                                                        A Member of the
                                                        Deutsche Bank Group [/]

The following replaces the last sentence of the second paragraph of the "Principal Investments" section of the prospectus for Global Fixed Income

In the event that a security is downgraded, we will determine whether to hold or sell such security, provided that the Fund will not hold more than 15% of its total assets in securities that are rated below investment grade.

The following supplements the third paragraph of the "Principal Investments" section of the prospectus for Global Fixed Income

The Fund may invest more than 25% of its total assets in securities denominated in the euro, as well as in the securities of issuers located in Japan and the United Kingdom. The Fund may invest up to 60% of its total assets in the securities of issuers located in the United States. The Fund may also invest a portion of its assets in countries based in the emerging markets of Latin America, the Middle East, Europe, Asia and Africa if the Investment Adviser believes that their return potential more than compensates for the extra risks associated with these markets.

The following supplements the "Investment Process" section of the prospectus for Global Fixed Income

In selecting non-government securities for the Fund, company research lies at the heart of our investment process. In selecting individual securities for investment, we:

 . Assign a relative value, based on creditworthiness, cash flow and price, to each bond;

 . Determine the intrinsic value of each issue by examining credit, structure, option value and liquidity risks. We look to exploit any inefficiencies between intrinsic value and market trading price;

 . Use credit analysis to determine the issuer's ability to fulfill its contracts; and

 . Subordinate sector weightings to individual bonds that may add above-market value.

The following supplements the "Primary Risks" section in the prospectus for Global Fixed Income

Maturity Risk. Prices of fixed income securities with longer effective maturities are more sensitive to interest rate changes than those with shorter effective maturities.

The following replaces the " Portfolio Managers" section in the prospectuses for Global Fixed Income:

The following portfolio managers are responsible for the day-to-day management of the Fund:

Annette Fraser, Director, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 .  Joined the investment adviser in 1990.
 .  Specializes in core European markets.
 .  10 years of experience as an investment professional.

Ian Clarke, Director, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1999.
 .  Chief investment officer, fixed income in the U.K.
 .  Specializes in global fixed income asset allocation strategy.
 .  14 years of investment industry experience.
 . Previously, Executive Director, Morgan Stanley Dean Witter from 1992 to 1999 and prior to that, Director, United Bank of Kuwait plc from 1983 to 1992.

David Baldt, CFA, Managing Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .  Joined the investment adviser in 1989.
 .  Chief Investment Officer of the Fixed Income Group.

Gary Bartlett, CFA, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .  Joined the investment adviser in 1992.
 . Analyst specializing in taxable municipal and government investments. . MBA, Drexel University.

Thomas Flaherty, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .  Joined the investment adviser in 1995.
 .  Analyst specializing in corporate bonds and mortgages.

J. Christopher Gagnier, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .  Joined the investment adviser in 1997.
 .  Previously, portfolio manager, Paine Webber, from 1984 to 1997.
 .  Analyst specializing in asset backed securities and government instruments.

Warren Davis, Director of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .  Joined the investment adviser in 1995.
 .  Analyst specializing in mortgage and asset backed securities.
 .  MBA, Drexel University.

Daniel Taylor, CFA, Vice President of Deutsche Asset Management, Inc. and Co-Manager of the Fund

 .  Joined the investment adviser in 1998.
 .  Previously, fixed income portfolio manager, asset backed securities analyst and senior credit analyst, CoreStates Investment Advisors, from 1992 to 1998. . Analyst specializing in asset backed securities and government securities.

The following replaces the " Portfolio Managers" section in the prospectuses for International Fixed Income:

The following portfolio managers are responsible for the day-to-day management of the Fund:

Annette Fraser, Director, Deutsche Asset Management Investment Services Limited and Lead Manager of the Fund.

 .  Joined the investment adviser in 1990.
 .  Specializes in core European markets.
 .  10 years of experience as an investment professional.

Ian Clarke, Director, Deutsche Asset Management Investment Services Limited and Co-Manager of the Fund.

 .  Joined the investment adviser in 1999.
 .  Chief investment officer, fixed income in the U.K.
 .  Specializes in global fixed income asset allocation strategy.
 .  14 years of investment industry experience.
 . Previously, Executive Director, Morgan Stanley Dean Witter from 1992 to 1999 and prior to that, Director, United Bank of Kuwait plc from 1983 to 1992.


              Please Retain This Supplement for Future Reference


SUPPINTLFI (12/00)

CUSIP: 61735K208
       61735K505